UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-01701
DAVIS NEW YORK VENTURE FUND, INC.
(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Address of principal executive offices)

Lisa J. Cohen
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Name and address of agent for service)
Registrant's telephone number, including area code:
520-806-7600
Date of fiscal year end:
July 31, 2026
Date of reporting period:
July 31, 2026
ITEM 1.  REPORTS TO STOCKHOLDERS
Davis Research Fund
Class A / DRFAX
ANNUAL SHAREHOLDER REPORT | JULY 31, 2026
This Annual shareholder report contains important information about the Davis Research Fund (the “Fund”) for the period of August 1, 2025 to July 31, 2026 (the “period”). You can find additional information about the Fund at http://dsainternal.davis.local/html/fundinfo/fundinfo.html or by contacting Investor Services at 1-800-279-0279.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund expenses for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of $10,000 investment	Costs paid as a percentage of a $10,000 investment
Davis Research Fund (Class A)	$77	0.68%
Management’s Discussion of Fund Performance
Summary of Results
The Fund outperformed the Standard & Poor’s 500 Index (“S&P 500” or the “Index”) for the period. The Fund’s Class A shares delivered a total return on net asset value of 25.43%, versus a 19.56% return for the S&P 500. The Fund invests principally in common stocks (including American Depositary Receipts) issued by medium- and large-capitalization companies. The Fund considers companies with market capitalizations between $3 billion and $10 billion to be medium-capitalization companies and companies with market capitalizations of at least $10 billion to be large-capitalization companies. The Fund has the flexibility to invest in foreign securities.
Market Overview
  S&P 500
    Strongest performing sectors - Energy (+41%), Health Care (+27%), and Information Technology (+26%)
    Weakest performing sectors - Utilities (+6%), Consumer Discretionary (+8%), and Consumer Staples (+10%)
Contributors to Performance
  Information Technology - outperformed the Index sector (+63% vs +26%)
    Samsung Electronics (+262%), Applied Materials (+184%), Lam Research (+211%), and Texas Instruments (+56%)
    - four largest individual contributors
    Silergy (+41%) - new purchase during the period
  Financials - outperformed the Index sector (+17% vs +11%)
    U.S. Bancorp (+46%), Danske Bank (+58%), and Fifth Third Bancorp (+40%)
  Health Care - outperformed the Index sector (+50% vs +27%)
  Consumer Staples - outperformed the Index sector (+21% vs +10%) and underweight (average weighting 2% vs 5%)
  Individual holdings
    Amazon.com (+16%) and Alphabet (+85%)
Detractors from Performance
  Consumer Discretionary - underperformed the Index sector (+2% vs +8%) and overweight (average weighting 15% vs 10%)
    Entain (-45%), Sea (-32%), and Prosus (-20%)
  Overweight in Financials (average weighting 32% vs 13%)
    Rocket Companies (-13%)
  Communication Services - underperformed the Index sector (-2% vs +19%)
    Meta Platforms (-28%) and Pinterest (-38%)
  Industrials - underperformed the Index sector (-6% vs +20%)
    DiDi Global (-43%) - new purchase during the period
  Individual Information Technology holdings
    SAP (-36%) - largest individual detractor
    Oracle (-48%) and Synopsys (-35%)
    Synopsys - new purchase during the period

Fund Performance
The following graph compares the initial and subsequent account values of a $10,000 investment in the Fund and the S&P 500 Index over 10 fiscal years for an investment made on July 31, 2016.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED 07/31/26	1 Year	5 Years	10 Years
Davis Research Fund (Class A) — Without sales charge	25.43%	12.32%	14.30%
Davis Research Fund (Class A) — With sales charge*	19.47%	11.24%	13.75%
S&P 500 Index	19.56%	12.85%	15.07%
*	Reflects 4.75% front-end sales charge.
The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. For most recent month-end performance information, please call Investor Services at 1-800-279-0279 .
Key Fund Statistics
Fund net assets as of 07/31/26 (in millions)	$88.5
Total number of portfolio holdings as of 07/31/26	66
Portfolio turnover rate for the period	26%
Total advisory fees paid for the period (in thousands)	$444.8
Top Sectors as of 07/31/26 Net Assets
Financials	29.38%
Information Technology	26.18%
Consumer Discretionary	13.45%
Communication Services	5.01%
Health Care	4.20%
How has the Fund changed?
At a meeting held on September 15, 2026, the Board of Directors of Davis New York Venture Fund, Inc. approved an Agreement and Plan of Reorganization between Davis Research Fund and Davis Select U.S. Equity ETF (and the Board of Trustees of Davis Fundamental ETF Trust has similarly reviewed and approved). The Reorganization will be presented to stockholders of Davis Research Fund at a special meeting of stockholders, which is scheduled to be held on or about November 10, 2026. If approved by stockholders, the Reorganization is expected to take place on November 13, 2026, with Davis Select U.S. Equity ETF, through a tax-free exchange, acquiring all of the net assets of Davis Research Fund Class A.
This is a summary of certain planned changes to the Fund since July 31, 2026. For more complete information, you may review the Fund’s next supplement to its prospectus, which we expect to be available by October 9, 2026 at https://dsainternal.davis.local/html/fundinfo/fundinfo.html or upon request by contacting Investor Services (1-800-279-0279 and dvsinvestor.services@dsaco.com).
Where can I find more information?
You can find additional information about the Fund such as the prospectus, financial information, fund holdings, federal tax information, and proxy voting information at http://dsainternal.davis.local/html/fundinfo/fundinfo.html. You can also request this information by contacting Investor Services at 1-800-279-0279.
DAVIS NEW YORK VENTURE FUND, INC.

ITEM 2.  CODE OF ETHICS

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

No substantive amendments were approved or waivers granted to this code of ethics during the period covered by this report.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR. The Registrant undertakes to provide to any person without charge, upon request, a copy of the code of ethics. Such request can be made by calling 520-806-7600 or to the Secretary of the Registrant, 2949 East Elvira Road, Suite 101, Tucson, Arizona 85756.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant’s Board of Directors has determined that independent director Katherine MacWilliams  qualifies as the “audit committee financial expert,” as defined in Item 3 of Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees The aggregate Audit Fees billed by KPMP LLP (“KPMG”) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal years ended July 31, 2026 and July 31, 2025 were $24,738 and $24,054, respectively.

(b) Audit-Related Fees The aggregate Audit-Related Fees billed by KPMG for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the funds financial statements, but not reported as Audit Fees for fiscal years ended July 31, 2026 and July 31, 2025 were $0 and $0, respectively.

(c) Tax Fees The aggregate Tax Fees billed by KPMG for professional services rendered for tax compliance, tax advice, and tax planning for the fiscal years ended July 31, 2026 and July 31, 2025 were $10,970 and $10,660, respectively.

Fees included in the Tax Fee category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audit. These services include preparation of tax returns, tax advice related to mergers, and a review of the fund income and capital gain distributions.

(d) All Other Fees The aggregate Other Fees billed by KPMG for all other non-audit services rendered to the Fund for the fiscal years ended July 31, 2026 and July 31, 2025 were $0 and $3,960, respectively.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.

The Fund’s Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the Fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Fund’s Audit Committee has adopted a policy whereby audit and non-audit services performed by the Fund’s independent accountant require pre-approval in advance at regularly scheduled Audit Committee meetings. If such a service is required between regularly scheduled Audit Committee meetings, pre-approval may be authorized by the Audit Committee Chairperson with ratification at the next scheduled audit committee meeting.

(e)(2) No services included in (b) – (d) of this Item 4 were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable.

(g) The Fund’s independent accountant did not provide any services to the investment advisor or any affiliate for the fiscal years ended July 31, 2026 and July 31, 2025.  The Fund has not paid any fees for non-audit services not previously disclosed in Item 4 (b) – (d).

(h) The Registrant’s audit committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that are not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

(i) Not Applicable.

(j) Not Applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6.  INVESTMENTS

(a) The complete Schedule of Investments is included in Item 7 of this Form N-CSR.

(b) Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Davis Research Fund
(portfolio of Davis New York Venture Fund, Inc.)
July 31, 2026
ANNUAL FINANCIAL STATEMENTS AND OTHER INFORMATION
(ITEMS 7-11 OF FORM N-CSR)
The Equity Specialists

DAVIS RESEARCH FUND

DAVIS RESEARCH FUND
Schedule of Investments
July 31, 2026

	Shares	Value (Note 1)
COMMON STOCK – (90.05%)
COMMUNICATION SERVICES – (5.01%)
Media & Entertainment – (5.01%)
Alphabet Inc., Class C	3,765	$1,342,787
Angi Inc., Class A *	4,048	22,952
AppLovin Corp., Class A *	2,120	839,308
Meta Platforms, Inc., Class A	2,815	1,567,139
Pinterest, Inc., Class A *	27,425	658,474
Total Communication Services		4,430,660
CONSUMER DISCRETIONARY – (13.45%)
Consumer Discretionary Distribution & Retail – (10.80%)
Amazon.com, Inc. *	25,635	6,961,953
Naspers Ltd. - N (South Africa)	6,670	350,459
Prosus N.V., Class N (Netherlands)	25,296	1,175,576
Sea Limited, Class A, ADR (Singapore) *	10,000	1,067,400
		9,555,388
Consumer Services – (2.65%)
Delivery Hero SE (Germany) *	16,695	727,782
Entain plc (United Kingdom)	52,135	381,687
MGM Resorts International *	19,290	859,755
Restaurant Brands International Inc. (Canada)	5,150	381,203
		2,350,427
Total Consumer Discretionary		11,905,815
CONSUMER STAPLES – (2.09%)
Food, Beverage & Tobacco – (2.09%)
JBS N.V., Class A (Brazil)	81,340	1,140,387
Tyson Foods, Inc., Class A	12,160	704,793
Total Consumer Staples		1,845,180
ENERGY – (3.52%)
ConocoPhillips	8,145	981,310
Devon Energy Corp.	28,679	1,294,283
Tourmaline Oil Corp. (Canada)	18,980	838,215
Total Energy		3,113,808
FINANCIALS – (29.38%)
Banks – (11.02%)
Danske Bank A/S (Denmark)	25,440	1,464,063
DBS Group Holdings Ltd. (Singapore)	5,372	309,947
Fifth Third Bancorp	40,920	2,311,980
U.S. Bancorp	54,075	3,407,266
Wells Fargo & Co.	26,115	2,257,642
		9,750,898
Financial Services – (11.42%)
Capital Markets – (1.24%)
Julius Baer Group Ltd. (Switzerland)	12,500	1,099,007
Consumer Finance – (2.69%)
Capital One Financial Corp.	11,395	2,381,669
Financial Services – (7.49%)
Berkshire Hathaway Inc., Class A *	3	2,299,800
Berkshire Hathaway Inc., Class B *	6,745	3,450,337
Rocket Companies, Inc., Class A *	68,020	877,458
		6,627,595
		10,108,271
	Shares	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Insurance – (6.94%)
Life & Health Insurance – (1.17%)
AIA Group Ltd. (Hong Kong)	47,550	$479,346
Ping An Insurance (Group) Co. of China, Ltd. - H (China)	74,000	552,837
		1,032,183
Property & Casualty Insurance – (4.28%)
Loews Corp.	5,825	675,758
Markel Group Inc. *	1,650	3,105,861
		3,781,619
Reinsurance – (1.49%)
RenaissanceRe Holdings Ltd.	4,130	1,321,518
		6,135,320
Total Financials		25,994,489
HEALTH CARE – (4.20%)
Health Care Equipment & Services – (3.31%)
Cigna Group	1,478	412,436
CVS Health Corp.	6,970	727,877
Quest Diagnostics Inc.	4,330	1,008,933
Solventum Corp. *	5,510	470,775
UnitedHealth Group Inc.	740	306,656
		2,926,677
Pharmaceuticals, Biotechnology & Life Sciences – (0.89%)
Viatris Inc.	44,980	789,849
Total Health Care		3,716,526
INDUSTRIALS – (3.74%)
Capital Goods – (1.90%)
AGCO Corp.	1,856	189,609
ITOCHU Corp. (Japan)	17,500	219,618
Johnson Controls International plc	2,838	416,221
Owens Corning	2,610	362,529
SANY Heavy Industry Co., Ltd - H (China)	183,960	494,699
		1,682,676
Transportation – (1.84%)
DiDi Global Inc., Class A, ADS (China) *	137,110	485,369
Full Truck Alliance Co. Ltd., Class A, ADR (China)	120,720	1,145,633
		1,631,002
Total Industrials		3,313,678
INFORMATION TECHNOLOGY – (26.18%)
Semiconductors & Semiconductor Equipment – (8.52%)
Applied Materials, Inc.	2,510	1,274,252
Lam Research Corp.	2,780	814,596
NVIDIA Corp.	6,830	1,371,122
Silergy Corp. (Taiwan)	61,000	759,785
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	16,000	1,183,444
Texas Instruments Inc.	7,750	2,136,985
		7,540,184
Software & Services – (16.39%)
Adobe Inc. *	7,560	1,893,100
Microsoft Corp.	11,378	5,287,584
Oracle Corp.	6,340	823,376
Salesforce, Inc.	4,400	809,688

DAVIS RESEARCH FUND
Schedule of Investments - (Continued)
July 31, 2026
	Shares	Value (Note 1)
COMMON STOCK – (CONTINUED)
INFORMATION TECHNOLOGY – (CONTINUED)
Software & Services – (Continued)
SAP SE (Germany)	23,885	$4,378,004
ServiceNow, Inc. *	5,470	608,428
Synopsys, Inc. *	1,815	705,599
		14,505,779
Technology Hardware & Equipment – (1.27%)
Samsung Electronics Co., Ltd. (South Korea)	6,430	1,119,172
Total Information Technology		23,165,135
MATERIALS – (2.48%)
Crown Holdings, Inc.	5,470	644,639
LyondellBasell Industries N.V.	16,850	1,046,048
Teck Resources Ltd., Class B (Canada)	8,340	502,402
Total Materials		2,193,089
TOTAL COMMON STOCK – (Identified cost $43,480,078)		79,678,380

	Principal	Value (Note 1)
SHORT-TERM INVESTMENTS – (9.87%)
Brean Capital LLC Joint Repurchase Agreement, 3.64%, 08/03/26 (a)	$1,630,000	$1,630,000
Nomura Securities International, Inc. Joint Repurchase Agreement, 3.64%, 08/03/26 (b)	2,609,000	2,609,000
StoneX Financial Inc. Joint Repurchase Agreement, 3.64%, 08/03/26 (c)	4,497,000	4,497,000
TOTAL SHORT-TERM INVESTMENTS – (Identified cost $8,736,000)		8,736,000
Total Investments – (99.92%) – (Identified cost $52,216,078)		88,414,380
Other Assets Less Liabilities – (0.08%)		73,245
Net Assets – (100.00%)		$88,487,625

ADR:	American Depositary Receipt
ADS:	American Depositary Share

*	Non-income producing security.
(a)
Dated 07/31/26, repurchase value of $1,630,494 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 2.00%-7.00%, 09/01/29-05/20/66, total fair value $1,662,600).

(b)	Dated 07/31/26, repurchase value of $2,609,791 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.00%- 6.00%, 03/01/36-03/01/55, total fair value $2,661,180).
(c)
Dated 07/31/26, repurchase value of $4,498,364 (collateralized by: U.S. Government agency mortgage and obligations in a pooled cash account, 0.00%-5.11%, 01/15/30-12/15/33, total fair value $4,586,940).

See Notes to Financial Statements

DAVIS RESEARCH FUND
Statement of Assets and Liabilities
At July 31, 2026

ASSETS:
Investments in securities, at value* (see accompanying Schedule of Investments)	$88,414,380
Cash	608
Receivables:
Dividends and interest	170,893
Prepaid expenses	830
Total assets	88,586,711

LIABILITIES:
Accrued audit fees	18,553
Accrued custodian fees	23,898
Accrued investment advisory fees	41,008
Accrued tax service fees	14,321
Other accrued expenses	1,306
Total liabilities	99,086

NET ASSETS	$88,487,625

NET ASSETS CONSIST OF:
Par value of shares of capital stock	$111,050

Additional paid-in capital	34,112,070

Distributable earnings	54,264,505
Net Assets	$88,487,625

*Including:
Cost of investments	$52,216,078

CLASS A SHARES:
Net assets	$88,487,625
Shares outstanding	2,221,002
Net asset value and redemption price per share (Net assets ÷ Shares outstanding)	$39.84
Maximum offering price per share (100/95.25 of net asset value)†	$41.83

†	On purchases of $100,000 or more, the offering price is reduced.
See Notes to Financial Statements

DAVIS RESEARCH FUND
Statement of Operations
For the year ended July 31, 2026

INVESTMENT INCOME:
Income:
Dividends*		$1,098,223
Interest		147,963
Foreign withholding tax refunds		5,722
Total income		1,251,908

Expenses:
Investment advisory fees (Note 3)	$444,801
Custodian fees	36,391
Transfer agent fees:
Class A	2,198
Audit fees	24,738
Legal fees	595
Accounting fees (Note 3)	3,000
Tax service fees	15,668
Directors’ fees and expenses	7,597
Registration and filing fees	6,724
Miscellaneous	9,343
Total expenses		551,055
Net investment income		700,853

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain from:
Investment transactions		19,865,735
Foreign currency transactions		27,589
Net realized gain		19,893,324
Net decrease in unrealized appreciation		(2,095,504)
Net realized and unrealized gain on investments and foreign currency transactions		17,797,820
Net increase in net assets resulting from operations		$18,498,673

*Net of foreign taxes withheld of		$67,214
See Notes to Financial Statements

DAVIS RESEARCH FUND
Statements of Changes in Net Assets

	Year ended July 31,
	2026	2025

OPERATIONS:
Net investment income	$700,853	$740,023
Net realized gain from investments and foreign currency transactions	19,893,324	5,803,491
Net increase (decrease) in unrealized appreciation on investments and foreign currency transactions	(2,095,504)	6,303,217
Net increase in net assets resulting from operations	18,498,673	12,846,731

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(8,041,598)	(4,969,449)

CAPITAL SHARE TRANSACTIONS:
Net increase in net assets resulting from capital share transactions (Note 4):
Class A	48,479	65,575

Total increase in net assets	10,505,554	7,942,857

NET ASSETS:
Beginning of year	77,982,071	70,039,214
End of year	$88,487,625	$77,982,071
See Notes to Financial Statements

DAVIS RESEARCH FUND
Notes to Financial Statements
July 31, 2026
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is a separate series of Davis New York Venture Fund, Inc. (a Maryland corporation). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund follows the reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The Fund’s investment objective is long-term growth of capital. The Fund commenced operations on October 31, 2001. The Fund offers Class A shares which are sold with a front-end sales charge. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security Valuation - The Fund’s Board of Directors has designated Davis Selected Advisers, L.P. (“Davis Advisors” or “Adviser”), the Fund’s investment adviser, as the valuation designee for the Fund. The Adviser has established a Pricing Committee to carry out the day-to-day valuation activities for the Fund. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (“Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges including NASDAQ) are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the last quoted bid price. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Fund’s assets are valued. Securities (including restricted securities) for which market quotations are not readily available or securities whose values have been materially affected by what the Adviser identifies as a significant event occurring before the Fund’s assets are valued, but after the close of their respective exchanges, will be fair valued using a fair valuation methodology applicable to the security type or the significant event as previously approved by the Pricing Committee. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Adviser’s portfolio management team, when determining the fair value of a security. To assess the appropriateness of security valuations, the Pricing Committee may consider (i) comparing prior day prices and/or prices of comparable securities; (ii) comparing sale prices to the prior or current day prices and challenge those prices exceeding certain tolerance levels with the third-party pricing service or broker source; (iii) new rounds of financing; (iv) the performance of the market or the issuer’s industry; (v) the liquidity of the security; (vi) the size of the holding in a fund; and/or (vii) any other appropriate information. The determination of a security’s fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.
Short-term investments purchased within 60 days to maturity and of sufficient credit quality are valued at amortized cost, which approximates fair value.
On a quarterly basis, the Board of Directors receives reports of valuation actions taken by the Pricing Committee. On at least an annual basis, the Board of Directors receives an assessment of the adequacy and effectiveness of the Adviser’s process for determining the fair value of the Fund’s investments.
Fair Value Measurements - Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market for the investment. Various inputs are used to determine the fair value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.
Level 1 −
quoted prices in active markets for identical securities
Level 2 −
other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 −
significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

DAVIS RESEARCH FUND
Notes to Financial Statements - (Continued)
July 31, 2026
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)
Fair Value Measurements - (Continued)
The following is a summary of the inputs used as of July 31, 2026 in valuing the Fund's investments carried at value:

	Investments in Securities at Value
	Valuation Inputs
	Level 1: Quoted Prices	Level 2: Other Significant Observable Inputs*	Level 3: Significant Unobservable Inputs	Total
Common Stock:
Communication Services	$4,430,660	$–	$–	$4,430,660
Consumer Discretionary	9,270,311	2,635,504	–	11,905,815
Consumer Staples	1,845,180	–	–	1,845,180
Energy	3,113,808	–	–	3,113,808
Financials	22,089,289	3,905,200	–	25,994,489
Health Care	3,716,526	–	–	3,716,526
Industrials	2,599,361	714,317	–	3,313,678
Information Technology	15,724,730	7,440,405	–	23,165,135
Materials	2,193,089	–	–	2,193,089
Short-Term Investments	–	8,736,000	–	8,736,000
Total Investments	$64,982,954	$23,431,426	$–	$88,414,380

*	Includes certain securities trading primarily outside the U.S. whose value the Fund adjusted as a result of significant market movements following the close of local trading.
Repurchase Agreements - Repurchase agreements are transactions under which a Fund purchases a security from a dealer counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities. It is the Fund’s policy that its regular custodian or third party custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.
Currency Translation - The fair values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to United States Dollar (“USD”) on the date of valuation using exchange rates determined as of the close of trading on the Exchange. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.
Foreign Currency - The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in fair value relative to USD. Forward currency contracts are marked-to-market daily and the change in fair value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Fund to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract. During the year ended July 31, 2026, there were no forward currency contracts entered into by the Fund.
Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the USD equivalent of the amounts actually received or paid. The Fund includes foreign currency gains and losses realized on the sales of investments together with market gains and losses on such investments in the Statement of Operations. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities resulting from changes in the exchange rate and are included within net unrealized appreciation or depreciation in the Statement of Operations.

DAVIS RESEARCH FUND
Notes to Financial Statements - (Continued)
July 31, 2026
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)
Federal Income Taxes - It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income or excise tax is required. The Adviser analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years and concluded that as of July 31, 2026, no provision for income tax is required in the Fund’s financial statements related to these tax positions. The Fund’s federal and state (Arizona) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state Department of Revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2023.
At July 31, 2026, the aggregate cost of investments and unrealized appreciation (depreciation) for federal income tax purposes were as follows:

Cost	$52,504,593

Unrealized appreciation	37,141,641
Unrealized depreciation	(1,231,854)
Net unrealized appreciation	$35,909,787
In December 2023, the FASB issued Accounting Standards Update (“ASU”) 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures. The ASU requires public entities, on an annual basis, to provide income tax disclosures, including income taxes paid disaggregated by jurisdiction. This ASU also includes certain other amendments to improve the effectiveness of income tax disclosures. The Fund adopted this ASU during the year ended July 31, 2026. Management has determined that there is no material impact of the ASU on the Fund’s financial statements.
Federal Withholding Taxes - The Fund is subject to foreign withholding tax imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax refunds in certain jurisdictions to seek to recover a portion of amounts previously withheld. The Fund will record a receivable for such tax refunds based on several factors including an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices, and payment history. Any receivables recorded will be included under dividends and interest on the Statement of Assets and Liabilities. There is no guarantee that the Fund will receive refunds applied for in a timely manner or at all.
As a result of court rulings in certain countries across the European Union, tax refunds for previously withheld taxes on dividends earned in those countries have been received by investment companies. Any tax refund payments are reflected as foreign withholding tax refunds in the Statement of Operations. The Fund may incur fees paid to third party providers that assist in the recovery of the tax refunds. These fees are reflected on the Statement of Operations under tax service fees, if any.
Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments, collectively “Distributable earnings (losses)”, may differ for financial statement and tax purposes primarily due to permanent and temporary differences which may include wash sales, corporate actions, Directors’ deferred compensation, passive foreign investment company shares, and foreign currency transactions. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Fund. The Fund adjusts certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules. The Fund’s net assets have not been affected by these reclassifications.

DAVIS RESEARCH FUND
Notes to Financial Statements - (Continued)
July 31, 2026
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)
Dividends and Distributions to Shareholders - (Continued)
The tax character of distributions paid during the years ended July 31, 2026 and 2025 was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2026	$850,105	$7,191,493	$8,041,598
2025	822,698	4,146,751	4,969,449
As of July 31, 2026, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,958,534

Undistributed long-term capital gain	16,395,862

Net unrealized appreciation on investments and foreign currency transactions	35,916,455

Other temporary differences	(6,346)
Total	$54,264,505
Indemnification - Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, some of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.
Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.
Directors Fees and Expenses - The Fund set up a Rabbi Trust to provide for the deferred compensation plan for Independent Directors (including a Director Emeritus) that enables them to elect to defer receipt of all or a portion of annual fees they are entitled to receive. The value of an eligible Director's account is based upon years of service and fees paid to each Director during the years of service. The amount paid to the Director by the Trust under the plan will be determined based upon the performance of the funds in which the amounts are invested.
Operating Segments - An operating segment is defined in Segment Reporting (“Topic 280”) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”) as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Principal Executive Officer of the Fund acts as the CODM. Since its commencement, the Fund operates as a single segment. The CODM monitors the operating results of the Fund, as a whole, and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information, in the form of the Fund’s portfolio composition, total return, expense ratio, and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions) are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmark and to make resource allocation decisions for the Fund’s single segment, which is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Statement of Operations.
NOTE 2 - PURCHASES AND SALES OF SECURITIES
The cost of purchases and proceeds from sales of investment securities (excluding short-term investments) during the year ended July 31, 2026 were $19,782,446 and $34,530,368, respectively.

DAVIS RESEARCH FUND
Notes to Financial Statements - (Continued)
July 31, 2026
NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES)
Davis Selected Advisers-NY, Inc. (“DSA-NY”), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. DSA-NY performs research and portfolio management services for the Fund under a Sub-Advisory Agreement with the Adviser. The Fund pays no fees directly to DSA-NY.
All officers of the Fund (including Interested Directors) hold positions as executive officers with the Adviser or its affiliates.
As of July 31, 2026, one related shareholder’s investment in the Fund represents 98% of outstanding shares. Investment activities of this shareholder (the Adviser) could have a material impact on the Fund.
Investment Advisory Fees - Advisory fees are paid monthly to the Adviser and amounts due from Adviser, if applicable, will be generally paid in the month after finalization of the financial statements. The fixed annual rate is 0.55% of the average net assets.
Transfer Agent and Accounting Fees - SS&C Global Investor & Distribution Solutions, Inc. is the Fund’s primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee paid to the Adviser for these services during the year ended July 31, 2026 amounted to $488. State Street Bank and Trust Company (“State Street Bank”) is the Fund’s primary accounting provider. Fees for accounting services are included in the custodian fees as State Street Bank also serves as the Fund’s custodian. The Adviser is also paid for certain accounting services. The fee paid to the Adviser for these services during the year ended July 31, 2026 amounted to $3,000.
Distribution and Service Plan Fees - The Fund has adopted a Distribution Plan (“12b-1 Plan”) for Class A shares. Under the 12b-1 Plan, the Fund reimburses Davis Distributors, LLC (“Distributor”), the Fund’s Underwriter, for amounts paid to dealers as a service fee or commissions with respect to Class A shares sold by dealers, which remain outstanding during the period. The service fee is paid at an annual rate up to 0.25% of the average net assets maintained by the responsible dealers. There was no service fee for Class A shares of the Fund for the year ended July 31, 2026.
Sales Charges - Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds from sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable.
Class A shares of the Fund are sold at net asset value plus a sales charge and are redeemed at net asset value. On purchases of $1 million or more, the sales charge will not be applied; however a CDSC of 0.50% may be imposed upon redemption if those shares are redeemed within the first year of purchase.
The Distributor received no commissions earned on sales of Class A shares of the Fund for the year ended July 31, 2026.
NOTE 4 - CAPITAL STOCK
At July 31, 2026, there were 3.5 billion shares of capital stock ($0.05 par value per share) authorized for Davis New York Venture Fund, Inc., of which 250 million shares are classified as Davis Research Fund. Transactions in capital stock were as follows:

		Year ended July 31, 2026
		Sold	Reinvestment of Distributions	Redeemed	Net Increase

Shares:	Class A	–	3,595	(2,190)	1,405
Value:	Class A	$–	$122,882	$(74,403)	$48,479

		Year ended July 31, 2025
		Sold	Reinvestment of Distributions	Redeemed	Net Increase

Shares:	Class A	–	2,369	(286)	2,083
Value:	Class A	$–	$75,575	$(10,000)	$65,575

DAVIS RESEARCH FUND
Notes to Financial Statements - (Continued)
July 31, 2026
NOTE 5 - SUBSEQUENT EVENT
Upcoming Fund Merger- On November 13, 2026, Davis Select U.S. Equity ETF is expected to acquire all of the net assets of Davis Research Fund pursuant to an Agreement and Plan of Reorganization and Liquidation adopted by Davis Fundamental ETF Trust, on behalf of its series, Davis Select U.S. Equity ETF, and Davis New York Venture Fund, Inc., on behalf of its series, Davis Research Fund. The purpose of this transaction is to combine two funds managed by Davis Selected Advisers, L.P. with the same or substantially similar investment objectives, investment policies, strategies, risks, and restrictions. The reorganization is expected to be accomplished by a tax-free exchange of Class A shares of Davis Research Fund into shares of Davis Select U.S. Equity ETF at the close of business on November 13, 2026.

DAVIS RESEARCH FUND
Financial Highlights
The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS A	Year ended July 31,
	2026	2025	2024	2023	2022
Net Asset Value, Beginning of Period	$35.13	$31.58	$27.14	$22.96	$31.20

Income (Loss) from Investment Operations:
Net Investment Income[a]	0.32	0.33	0.29	0.27	0.22
Net Realized and Unrealized Gains (Losses)	8.01	5.47	4.67	4.19	(4.36)
Total from Investment Operations	8.33	5.80	4.96	4.46	(4.14)

Dividends and Distributions:
Dividends from Net Investment Income	(0.30)	(0.33)	(0.27)	(0.21)	(0.17)
Distributions from Realized Gains	(3.32)	(1.92)	(0.25)	(0.07)	(3.93)
Total Dividends and Distributions	(3.62)	(2.25)	(0.52)	(0.28)	(4.10)

Net Asset Value, End of Period	$39.84	$35.13	$31.58	$27.14	$22.96

Total Return[b]	25.43%	19.06%	18.66%	19.74%	(15.71)%

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$88,488	$77,982	$70,039	$59,026	$49,188
Ratio of Expenses to Average Net Assets:
Gross	0.68%	0.68%	0.69%	0.70%	0.69%
Net[c]	0.68%	0.68%	0.69%	0.70%	0.69%
Ratio of Net Investment Income to Average
Net Assets	0.87%	1.03%	1.04%	1.18%	0.82%
Portfolio Turnover Rate[d]	26%	15%	13%	8%	11%

a	Per share calculations were based on average shares outstanding for the period.
b
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

c	The Net Ratio of Expenses to Average Net Assets reflects the impact, if any, of certain reimbursements and/or waivers from the Adviser.
d
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the fair value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

See Notes to Financial Statements

DAVIS RESEARCH FUND
Report of Independent Registered Public Accounting Firm
The Shareholders of the Fund and Board of Directors
Davis New York Venture Fund, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Davis Research Fund (a portfolio of Davis New York Venture Fund, Inc.) (the Fund), including the schedule of investments, as of July 31, 2026, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2026, by correspondence with custodians, transfer agents and brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor of one or more Davis Funds investment companies since 1998.
Columbus, Ohio
September 18, 2026

DAVIS RESEARCH FUND
Federal Income Tax Information (Unaudited)
In early 2027, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during the calendar year 2026. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
The information and distributions reported herein may differ from the information reported as distributions taxable to certain shareholders for the calendar year 2026 with their 2026 Form 1099-DIV.
The information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations that may affect your individual tax return and the many variations in state and local regulations, we recommend that you consult your tax adviser for specific guidance.
During the fiscal year 2026, the Fund paid long-term capital gain distributions in the amount of $7,191,493.
During the fiscal year 2026, $850,105 of dividends paid by the Fund constituted income dividends for federal income tax purposes. The Fund designates $482,508 or 57% as income qualifying for the corporate dividends-received deduction.
For the fiscal year 2026, certain dividends paid by the Fund constitute qualified dividend income for federal income tax purposes.  The Fund designates $655,306 or 77% as qualified dividend income.

DAVIS RESEARCH FUND
Director Approval of Advisory Agreements (Unaudited)

Process of Annual Review
The Board of Directors of the Davis Funds oversees the management of each Davis Fund and, as required by law, determines annually whether to approve the continuance of each Davis Fund’s advisory agreement with Davis Selected Advisers, L.P. and sub-advisory agreement with Davis Selected Advisers-NY, Inc. (jointly “Davis Advisors” and “Advisory Agreements”).
With the assistance of counsel to the Independent Directors, the Independent Directors undertook a comprehensive review process in anticipation of their annual contract review meeting, held in March 2026. As part of this process, Davis Advisors provided the Independent Directors with material (including recent investment performance data) that was responsive to questions submitted to Davis Advisors by the Independent Directors. At this meeting, the Independent Directors reviewed and evaluated all information which they deemed reasonably necessary under the circumstances and were provided guidance by their independent counsel. In reaching their decision, the Independent Directors also took into account information furnished to them throughout the year and otherwise provided to them during their quarterly meetings or through other prior communications. The Independent Directors concluded that they had been supplied with sufficient information and data to analyze the Advisory Agreements and that their questions had been sufficiently answered by Davis Advisors. Upon completion of this review, the Independent Directors found that the terms of the Advisory Agreements were fair and reasonable and that continuation of the Advisory Agreements is in the best interests of Davis Research Fund (the “Fund”) and its shareholders.
Reasons the Independent Directors Approved Continuation of the Advisory Agreements
The Independent Directors’ determinations were based upon a comprehensive consideration of all information provided to them, and they did not identify any single item or piece of information as the controlling factor. Each Independent Director did not necessarily attribute the same weight to each factor. The following considerations and conclusions were important, but not exclusive, to the Independent Directors’ recommendation to renew the Advisory Agreements.
The Independent Directors considered the investment performance of the Fund on an absolute basis as well as relative to its benchmark and other comparable funds. The Independent Directors not only considered the investment performance of the Fund, but also the full range and quality of services provided by Davis Advisors to the Fund and its shareholders, including whether:
1.
The Fund achieves satisfactory investment results over the long-term, after all costs;
2.
Davis Advisors efficiently and effectively handles shareholder transactions, inquiries, requests, and records;
3.
Davis Advisors provides quality accounting, legal, and compliance services, and oversees third-party service providers; and
4.
Davis Advisors fosters healthy investor behavior.
Davis Advisors is reimbursed a portion of its costs in providing some, but not all, of these services.
A shareholder’s ultimate return is the product of a fund’s results, as well as the shareholder’s behavior, specifically in selecting when to invest or redeem. The Independent Directors concluded that, through its actions and communications, Davis Advisors has attempted to have a meaningful, positive impact on investor behavior.
Davis Advisors takes its role as stewards of capital seriously and maintains a strong alignment of interests with its clients. In aggregate, Davis Advisors and its employees as well as the Davis family (collectively referred to herein as “Davis”) have made significant investments in Davis Funds and similarly managed accounts and strategies. The Independent Directors considered that these investments tend to align Davis with its clients, as Davis takes the same risks and reaps the same rewards as its clients and is motivated to achieve satisfactory long-term returns.
The Independent Directors noted the importance of reviewing quantitative measures, but recognized that qualitative factors are also important in assessing whether Davis Funds’ shareholders are likely to be well served by the renewal of the Advisory Agreements. They noted both the value and shortcomings of purely quantitative measures, including the data provided by independent service providers, and concluded that, while such measures and data may be informative, the judgment of the Independent Directors must take many factors into consideration in representing the shareholders of the Davis Funds, including those listed below. In connection with reviewing comparative performance information, the Independent Directors generally give greater weight to longer-term measurements.

DAVIS RESEARCH FUND
Director Approval of Advisory Agreements
(Unaudited) - (Continued)
Reasons the Independent Directors Approved Continuation of the Advisory Agreements − (Continued)
The Independent Directors noted that Davis Advisors employs a disciplined, company-specific, research-driven, businesslike, long-term investment philosophy. The Independent Directors considered the quality of Davis Advisors’ investment process as well as the experience, capability, and integrity of its senior management and other personnel.
The Independent Directors recognized Davis Advisors’ (a) efforts to minimize transaction costs by generally having a long-term time horizon and low portfolio turnover; (b) focus on tax efficiency; (c) record of generally producing satisfactory results over longer-term periods; (d) efforts towards fostering healthy investor behavior by, among other things, providing informative and substantial educational material; and (e) efforts to promote shareholder interests by actively speaking out on corporate governance issues.
The Independent Directors assessed (a) comparative fee and expense information for other funds, as selected and analyzed by a nationally recognized independent service provider; (b) information regarding fees charged by Davis Advisors to other advisory clients, which includes other funds it advises, other funds which it sub-advises, private accounts, and managed money/wrap clients, as well as the differences in the services provided to such other clients; and (c) the fee schedule and breakpoints of the Fund, including an assessment of competitive fee schedules (and breakpoints, if applicable).
The Independent Directors reviewed the management fee schedule for the Fund, the profitability  of the Fund to Davis Advisors, the extent to which economies of scale might be realized if the Fund's net assets increase, and whether the fee schedule should reflect those potential economies of scale at this time. The Independent Directors considered the nature, quality, and extent of the services being provided to the Fund and the costs incurred by Davis Advisors in providing such services. The Independent Directors considered various potential benefits that Davis Advisors may receive in connection with the services it provides under the Advisory Agreements with the Fund, including a review of portfolio brokerage practices. The Independent Directors noted that Davis Advisors does not use client commissions to pay for publications that are available to the general public or for research reports that are created by parties other than the broker-dealers providing trade execution, clearing and/or settlement services to the Fund.
The Independent Directors compared the fees paid to Davis Advisors by the Davis Funds with those paid by Davis Advisors’ advised and sub-advised clients, private account clients, and managed money/wrap clients. To the extent sub-advised, private account, or managed money/wrap fees were lower than fees paid by the Davis Funds, the Independent Directors noted that the range of services provided to the Davis Funds is more extensive, with greater risks associated with operating SEC registered, publicly traded mutual funds. Serving as the primary adviser for mutual funds is more work because of the complex overlay of regulatory, tax, and accounting issues, which are unique to mutual funds. In addition, the operational work required to service shareholders is more extensive because of the significantly greater number of shareholders, and managing trading is more complex because of more frequent fund flows. With respect to risk, not only has regulation become more complex and burdensome, but the scrutiny of regulators and shareholders has become more intense. The Independent Directors concluded that reasonable justifications existed for any differences between the fee rates for the Davis Funds and Davis Advisors’ other lines of business.
The Independent Directors noted that Class A shares of the Fund have been registered with the SEC and, as of the date of their review, in selected states where eligible investors are residents. Shares of the Fund are not available for general public sale in any state or jurisdiction; only the directors, officers, and employees of the Fund or its investment adviser and sub-adviser (and the investment adviser itself and affiliated companies) are eligible to purchase Fund shares. The Independent Directors also noted that Davis Selected Advisers, L.P. was the beneficial owner of 98.33% of all outstanding shares as of February 28, 2026.
The Independent Directors noted that Davis Research Fund Class A shares outperformed its benchmark, the Standard & Poor’s 500 Index (the “S&P 500”), over the one- and three-year time periods, but underperformed the S&P 500 over the five-, ten-year, and since-inception time periods, all periods ended February 28, 2026.
Broadridge, an independent service provider, presented a report to the Independent Directors that compared the Fund to all Lipper retail and institutional large-cap value funds (the “Performance Universe Average”), as well as the relevant Lipper Index. The report indicated that the Fund outperformed both the Performance Universe Average and Lipper Index over the one-, two-, three-, four-, and ten-year time periods, but underperformed both over the five-year time period, all periods ended December 31, 2025.

DAVIS RESEARCH FUND
Director Approval of Advisory Agreements
(Unaudited) - (Continued)
Reasons the Independent Directors Approved Continuation of the Advisory Agreements − (Continued)
The Independent Directors also reviewed the Fund’s performance versus both the S&P 500 and the Lipper Large-Cap Value category when measured over rolling five- and ten-year time frames. The Fund outperformed the S&P 500 in 4 out of 21 rolling five-year time periods and outperformed the Lipper Large-Cap Value category in 12 out of 21 rolling five-year time periods, all periods ended December 31 for each year from 2005 through 2025. The Fund outperformed the S&P 500 in 2 out of 16 rolling ten-year time periods and outperformed the Lipper Large-Cap Value category in 12 out of 16 rolling ten-year time periods, all periods ended December 31 for each year from 2010 through 2025.
The Independent Directors considered Davis Research Fund’s Class A shares’ management fee and total expense ratio. The contractual management fee and total expense ratio were reasonable and well below the median of its expense universe, while the actual management fee was above the median of its expense universe, as determined by Broadridge.
Approval of Advisory Agreements
The Independent Directors concluded that Davis Advisors had provided Davis Research Fund and its shareholders a reasonable level of both investment and non-investment services. The Independent Directors further concluded that shareholders have received a significant benefit from Davis Advisors’ shareholder-oriented approach, as well as the execution of its investment discipline.
The Independent Directors determined that the advisory fee for Davis Research Fund was reasonable in light of the nature, quality, and extent of the services being provided to the Fund, the costs incurred by Davis Advisors in providing such services, and in comparison to the range of the average advisory fees of its peer group, as determined by an independent service provider. The Independent Directors found that the terms of the Advisory Agreements are fair and reasonable and that continuation of the Advisory Agreements is in the best interests of the Fund and its shareholders. The Independent Directors and the full Board of Directors therefore voted to continue the Advisory Agreements.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
Not Applicable.

ITEM 9.  PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
Not Applicable.

ITEM 10.  REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
Remuneration paid is included in the Statement of Operations on Item 7 of this Form N-CSR.

ITEM 11.  STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
Approval of Investment Advisory Contract is included in the Director Approval of Advisory Agreements on Item 7 of this Form N-CSR.

ITEM 12.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable.

ITEM 13.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable.

ITEM 14.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 15.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedure by which shareholders may recommend nominees to the Registrant’s Board of Directors.

ITEM 16.  CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), that such controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 17.  DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable.

ITEM 18.  RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION

Not Applicable.

ITEM 19.  EXHIBITS

(a)(1) The Registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed as an exhibit to this Form N-CSR.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DAVIS NEW YORK VENTURE FUND, INC.

By	/s/ Kenneth C. Eich Kenneth C. Eich Principal Executive Officer

Date:	September 18, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Kenneth C. Eich Kenneth C. Eich Principal Executive Officer

Date:	September 18, 2026
By	/s/ Douglas A. Haines Douglas A. Haines Principal Financial Officer and Principal Accounting Officer

Date:	September 18, 2026